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                                                                   EXHIBIT 99.9


DEBTOR:  CRUISE AMERICA TRAVEL, INCORPORATED       CASE NUMBER:  01-10966 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Cruise America Travel, Incorporated was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.


/s/ STEVE MOELLER
----------------------------
Steve Moeller
Director, Accounting